EXHIBIT 10.2



                  FIRST MODIFICATION, dated September 17, 2007
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                 to the Revolving Line of Credit PROMISSORY NOTE
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                            dated September 18, 2006
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     This   First    Modification,    dated   effective   September   17,   2007
("Modification"), is made to the Revolving Line of Credit PROMISSORY NOTE dated September 18, 2006 ("Note"), by AMREP SOUTHWEST INC. ("Borrower") payable to COMPASS BANK ("Bank").

     1. This Modification is a written amendment to the Note, made pursuant to the provisions contained at page 3 of the Note.

     2. All capitalized terms have the meaning defined in the Note unless a specific definition for such term is contained in this Modification.

     3. By mutual agreement of the parties, the Note is modified to extend the maturity of the Note from September 17, 2008, to September 17, 2009.

     4. The Loan Agreement dated September 18, 2006 referenced in the Note has previously been replaced by the Loan Agreement dated January 8, 2007. The Note as amended by this Modification remains subject to the Loan Agreement dated January 8, 2007.

     5. The Note, as amended by this Modification, remains in full force and effect.


AMREP SOUTHWEST INC.


By:     /s/  James Wall                              _____
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       James Wall, President


COMPASS BANK


By:     /s/  Ron D. Smith                               __
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       Ron D. Smith, City President